UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) August 8, 2003


                                ITEX Corporation
             (Exact Name of Registrant as Specified in its Charter)


               Nevada
                         (State or Other Jurisdiction of
                                 Incorporation)


              0-18275                               93-0922994
      (Commission File Number)         (IRS Employer Identification Number)


                                ITEX Corporation
                                3400 Cottage Way
                              Sacramento, CA 95825
                    (Address of Principal Executive Offices)


                                 (916) 679-1111
                  (Registrant's Telephone, Including Area Code)

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                                ITEX Corporation


Item 5.   Other Events and Regulation FD Disclosure

     On August 8, 2003, ITEX Corporation issued a press release announcing it had completed the sale of its corporate-owned offices in Toronto and New York. The full text of the press release, which is attached to this Form 8-K as
Exhibit 99.1, is filed and incorporated in this report as if fully set forth herein, except for the following portion of the press release, which is not filed but is furnished pursuant to Regulation FD:
o the last paragraph under the heading "Corporate-Owned Offices Reduced to Three"


Item 7.   Financial Statements and Exhibits

Exhibit No.       Description

99.1     Press release dated August 8, 2003








                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation
(Registrant)

By:  /s/ Steven White
Chief Executive Officer

Date:    August 8, 2003


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